1 EXECUTIVE DIRECTOR SERVICE AGREEMENT between Spark Networks SE Kohlfurter Straße 41/43 10999 Berlin (hereinafter referred to as “Company“) and Kristie Goodgion 220 Henderson Road Fairfield, CT 06824 (hereinafter referred to as “Executive Director“) (hereinafter Company and Executive Director individually referred to as “Party” and jointly referred to as “Parties”) Kristie Goodgion was appointed by resolution of the Board of Directors of the Company with its consent as Executive Director (geschäftsführender Direktor) and Chief Financial Officer of the Company effective as of April 14, 2023. Therefore, the parties conclude the following service agreement. Sec. 1 Management and representation 1. The administrative board (Verwaltungsrat) shall manage the Company and, within this framework, determine the basic guidelines of the Company's activities. 2. The Executive Director shall conduct the day-to-day business and the day-to-day administration of the Company, if necessary together with other appointed Executive Directors. In doing so, the Executive Director shall be responsible for the business of the Company to the extent permitted by law. 3. In managing the Company, the Executive Director shall comply with the law, in particular with the provisions of the SE Regulation, the SEAG and the German Stock Corporation Act, the Articles of Association, the resolutions and instructions of the administrative board, the resolutions of the General Meeting, rules of procedure and a schedule of responsibilities of the administrative board and this service agreement. 4. The Executive Director shall represent the Company jointly with another Executive Director or jointly with an authorized signatory (Prokurist) in accordance with the power of representation granted by the administrative board. Exhibit 10.1

2 5. The Company has the right to change the areas of responsibility for the Executive Director at any time. In particular, the Company may appoint additional Executive Directors and/or authorized signatories and determine and change the allocations of duties among the Executive Directors at any time. Sec. 2 Board Approval 1. The Executive Director shall require the express prior and written consent of the administrative board for all transactions and measures that go beyond the ordinary course of business. 2. The list of transactions requiring approval may be extended or restricted at any time by resolution of the administrative board. The administrative board may also make further transactions subject to its approval at any time. Sec. 3 Cooperation with the Administrative Board and Reporting 1. The Executive Director shall be obliged to inform the administrative board immediately and comprehensively for the attention of its chairman in accordance with Section 90 German Stock Corporation Act. 2. The reports shall be submitted at the intervals specified in Section 90 (2) of the German Stock Corporation Act. The administrative board may prescribe the way of reporting. Sec. 4 Duties, Hours of Service, Place of Work 1. The Executive Director shall conduct the business of the Company with the diligence of a prudent businesswoman and conscientiously perform the duties incumbent upon her. She shall safeguard and promote the interests and concerns of the Company at all times, observing the utmost care. 2. The Executive Director shall devote all of her labor and all of her business activities exclusively to the Company and affiliated companies. Upon the Company’s request, the Executive Director can be appointed as the representative of any company affiliated with the Company in the sense of Sec. 15 Stock Corporation Act (“Affiliates”). The Executive Director will resign at any time upon the Company’s request, and unsolicited, at the latest upon expiration of this service agreement from all the aforementioned offices. 3. The Executive Director shall not be bound by specific hours of service. She shall arrange the scope of her activities and her working hours in such a way as the welfare of the Company requires. For this purpose, she shall also perform her duties on Saturdays, Sundays and public holidays if this is necessary in the interest of the Company.

3 4. The Executive Director’s place of service is at the Company’s registered place of business, currently located in Berlin. The Executive Director is allowed to work remotely but understands frequent travel to Berlin may be necessary. Sec. 5 Remuneration 1. The Executive Director shall receive a fixed salary per month, payable in euros (€), in an amount equivalent to $2,083.34 USD gross, which shall be payable to the Executive Director’s account at the end of each calendar month, with all legal deductions, in particular income tax and, if applicable, social security contributions. Furthermore the Company shall bear 50% of the costs of the public social insurance contributions, including unemployment insurance, statutory health insurance and nursing care insurance, if and to the extent the Executive Director should be subject to German statutory social security contributions. 2. If the service relationship hereunder starts or ends during or before the end of a calendar year, the annual fixed remuneration according to paragraph 1 shall be paid on a pro rata basis. 3. With the payment of the remuneration in pursuant to paragraph (1) above, the Company has paid the Executive Director in full for all of her activities for the Company, including activity during other than the usual business or office hours. Furthermore work for any Affiliate shall be compensated hereby as well; provided; however, this does not affect or supersede the employment agreement with Spark Network, Inc. (the “US-Contract”) or any compensation or benefits provided to Executive Director thereunder. 4. The Executive Director does not have the right to assign or pledge her claims against the Company in whole or in part to third parties. Sec. 6 Inability to work In case the Executive Director is unable to work, she is obligated to immediately inform the Company about the probable duration and the reasons of her inability. In cases of illness, the Executive Director is obligated to submit a medical certificate stating the inability to work and the probable duration of the inability within the third calendar day following the beginning of the illness. Sec. 7 Obligation to Maintain Secrecy, Return of Documents 1. The Executive Director shall not, during the term of her service, as well as thereafter, disclose to any third party business or operational secrets or other confidential technical or business matters of the Company or companies affiliated with the Company which become known to her in the course of the performance of her work for the Company (especially processes, data, personnel performance evaluations, know-how, marketing plans, business plans, unpublished sheets, budgets, licenses, prices, costs, customer and supplier lists etc.), or which are designated as confidential by the

4 Company and she shall not utilize directly or indirectly such information herself. 2. Business and operational records, data carriers and data or other objects which are owned by the Company and which the Executive Director has created or obtained within the context of her services to the Company are to be kept carefully and returned to the Company at any time upon request, at the latest upon termination of her services or on her being relieved of her duties. The Executive Director has no right of retention of such materials. Sec. 8 Transfer of Rights 1. The Executive Director transfers any copyrights, trademark rights, design rights, rights with respect to inventions and patents as well as any other IP-rights she obtains during her work for the Company exclusively, unrestricted in time, territory and content and sub-licensable to the Company as far as the rights: a) arise from the Executive Director’s obligatory work for the Company, or b) arise from other orders by the Company, or c) are predominantly based on the experience, know-how or works from the Company, or d) are developed mainly during the Executive Director’s usual working hours in or for the Company. If the rights can be transferred in their entirety the Executive Director transfers such entire rights to the Company. The Company accepts the transfer of rights. The Company is not obliged to register, use or exploit the rights. References to “the Company” in this Sec. 8 shall be deemed to include references to any of its Affiliates. 2. The granting of the rights of use and exploitation include, without limitation: a) the right to make any publication of the works for copyright, software or database rights purposes, to register claim under copyright and database rights, and the right to renew and extend such copyright, software and database rights, and the right to sue in the name of the Executive Director for past, present and future infringements of copyright and database rights; b) all rights of any kind or nature, direct or indirect, to sell, distribute, sub distribute, lease, sublease, market, license, sublicense or otherwise exploit the works and any and all rights therein for any purposes that may go beyond the current business purpose of the Company, to the fullest extent of such rights in any manner whatsoever, including without limitation, by all scientific, digital, mechanical or electronic means, methods, processes or devices now known or hereafter conceived, devised or created; c) the right to publicly perform and publicly reproduce, exhibit, publicize, publish, disseminate, advertise and use in advertisements for any purposes or otherwise exploit the works in any

5 manner and by any means, methods, processes or devices now known or hereafter conceived, devised or created and in any form, including, without limitation, print media, films, radio and/or digital media, databases and electronic carrier media, public and non-public networks, including the internet, intranet, extranet, mobile data networks or through any other (interactive) download or access systems, including the right to feed in and store in such systems; d) the right to save, download, run, reproduce, digitalize, duplicate, copy, translate and process the works or parts thereof, either permanently or temporarily and also repeatedly, by any means and in any form, including without limitation, by all scientific, digital, mechanical or electronic means, methods, processes or devices now known or hereafter conceived, devised or created, and to use and exploit the results achieved to the same extend as the works themselves; e) the right to combine the works or parts thereof with or add to it other works, parts of works or other information of any kind, the right to alter, modify and edit (under consideration of the Company’s moral or personal rights) the works and to use and exploit the results achieved to the same extend as the works themselves; f) the right to extract information of any kind from the works and to use such information and the obligatory works for any business purposes, including, but not limited to, for the purpose of creating and building new works, and to use and exploit the results achieved to the same extend as the works themselves. 3. Section 69b Copyright Act (Urheberrechtsgesetz) remains unaffected. The Company’s rights expressly also encompass an exploitation of the obligatory works which goes beyond the current field and purpose of business of the Company. 4. The Executive Director is obligated to collaborate with respect to any statements or legal actions that are necessary to secure and/or transfer the aforementioned rights. 5. The Executive Director approves of the publication of the works by the Company. The Executive Director expressly waives the right to be named as author/creator ( Sec. 13 UrhG) insofar as in the individual case this is uncustomary or impossible due to the nature of the work. The Executive Director approves of any alterations of the works under consideration of the Company’s moral or personal rights. The Company may refuse the Executive Director’s right to access to the works ( Sec. 25 UrhG) if this requires a disproportionately high effort. 6. The remuneration pursuant to Sec. 2 of this agreement is deemed also as a remuneration for the transfer of rights and any required actions the Executive Director has to undertake. The Executive Director is not entitled to claim further remuneration. This does not apply to any indispensable claims. 7. In respect of works that are not linked to the Executive Director’s work for the Company, but concern the Company’s line of business the Executive Director shall during the validity of this contract inform the Company without undue delay by way of a respective written notification. In the notification the Executive Director shall give all information about the work and its creation that is needed for the Company to assess if the work is a so called free work. Before the Executive Director exploits a free

6 work in another way, she shall at first offer the Company the at least non-exclusive, unlimited as to territory, time and content, assignable and sub-licensable rights of use and exploitation in any way then known or in the future developed to such free Works against payment of an appropriate compensation. 8. If the Executive Director intends to integrate open source software into works, she must notify the Company by email regarding this precisely stating the open source components and the applicable licensed application hereto. It may only be implemented, if and after the Company approved by email. When implanting Open Source Software the Executive Director has to ensure to comply with the respective provider’s license terms. The Executive Director is obligated to summarize all open source components implemented in works in tabular form stating the name of the open source component, the license of the open source project as well as the respective license version; after implementation of the respective component and without undue delay the Executive Director must provide the Company with this tabular form. For each open source component the Executive Director must use a separate row in the respective tabular form. 9. This section also applies to rights the Executive Director obtained prior to the effective date of this agreement in the course of her work for the Company, regardless of the form of this previous work (e.g. employment, freelancing, internship, etc.). Sec. 9 Term of Employment & Termination 1. The term of this agreement shall begin on April 14, 2023 and run for a fixed term of three years thereafter. It can be extended per consent of the agreement following such expiration date, and it can be terminated before such expiration date by either party without cause with sixty days advance notice. The Company reserves the right to pay Executive’s remuneration set forth in Section 5 hereof through such sixty day notice period in lieu of providing such notice. 2. The right to terminate with immediate effect for cause is not restricted by provision. For cause shall in particular be assumed, if: a) the Executive Director infringes internal restrictions regarding the management imposed on her by the Company and the Company suffers damage as a result of it, or if the Executive Director repeats such infringements despite a formal warning notice; b) the Executive Director seriously infringes special instructions issued by the shareholder’s meeting, unless the shareholder’s meeting demands an illegal act; c) The Executive Director executes transactions without having obtained the prescribed consent. 3. Termination has to be given in text form (Textform). 4. If the appointment has been revoked for compelling reasons pursuant to Sec. 626 German Civil Code, the revocation will be deemed to have terminated this agreement with immediate effect for compelling reason as well. If no compelling reasons pursuant to Sec. 626 German Civil Code exists,

7 the revocation shall be deemed to have terminated with ordinary notice period pursuant to (2) of this provision and effective as of the next possible date. 5. The Company is entitled to release the Executive Director from her duties at any time permanently or temporarily while continuing payment of the Executive Director’s remuneration under this agreement through the remainder of the term of this agreement. Sec. 10 Miscellaneous 1. This agreement embodies the entire contractual understanding between the parties and supersedes all prior written or oral agreements, between the Executive Director and the Company; provided, however, this agreement does not supersede the US-Contract between the Executive Director and the Company. 2. The assertion of claims solely based on documentary evidence (Urkundsverfahren) shall be excluded. 3. Any amendments or additions to this agreement – including this clause – shall be in writing. Sec. 305b German Civil Code (Bürgerliches Gesetzbuch) shall remain unaffected. 4. Should any provision of this agreement be or become void, the validity of the other provisions shall not be affected thereby. In place of the invalid provision, a legally permissible provision shall be substituted that corresponds as closely as possible to the meaning and purpose of the invalid provision. 5. This agreement is governed by the law of the Federal Republic of Germany. Jurisdiction for all disputes in connection with this contract is the headquarters of the Company. [Signatures are located on the next page.]

Berlin/Date ________________________ ________________________________________ Spark Networks SE Connecticut, United States/Date ________________________ ________________________________________ Kristie Goodgion